UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020 (June 1, 2020)

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive

Plano, TX 75024

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

The Board of Directors of Reata Pharmaceuticals, Inc. (the “Company”) appointed Manmeet S. Soni as the Chief Operating Officer of the Company effective as of June 1, 2020. Mr. Soni will continue to serve in his roles as the Chief Financial Officer and an Executive Vice President of the Company and report to the Company’s Chief Executive Officer and President, J. Warren Huff.  In addition to continuing to provide corporate strategic leadership, the overall financial management of the Company, and managing various related functional areas, Mr. Soni will also oversee the Company’s operations functions, including manufacturing, bioinformatics, quality, and global alliances. No terms of Mr. Soni’s employment agreement or compensation were amended in connection with his appointment as the Chief Operating Officer.

Mr. Soni, age 42, has served as the Company’s Chief Financial Officer and an Executive Vice President since joining the Company in August 2019, overseeing corporate strategy, finance, accounting, business development, corporate communications, investor relations, and information technology. Prior to joining the Company, Mr. Soni served as Senior Vice President and Chief Financial Officer of Alnylam Pharmaceuticals, Inc. from May 2017 until August 2019. From March 2016 to February 2017, Mr. Soni served as the Executive Vice President, Chief Financial Officer, and Treasurer of ARIAD Pharmaceuticals, Inc., a publicly held biopharmaceutical company, when ARIAD was acquired by Takeda Pharmaceutical Company Limited. Mr. Soni continued as an employee of ARIAD through May 2017. Previously, Mr. Soni served as Chief Financial Officer and Treasurer of Pharmacyclics, Inc., a publicly held biopharmaceutical company, until its acquisition by AbbVie, Inc. in May 2015. Previously, Mr. Soni also worked at PricewaterhouseCoopers in their Life Science and Venture Capital Group. Mr. Soni serves as a member of the board of directors of Pulse Biosciences, Inc., Arena Pharmaceuticals, Inc, and Summit Therapeutics plc, each of which is a publicly traded company. Mr. Soni graduated from Hansraj College at Delhi University in India. He is a certified public accountant and completed his Chartered Accountancy from the Institute of Chartered Accountants of India.

Item 9.01.Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: June 2, 2020	By:	/s/ J. Warren Huff
J. Warren Huff
Chief Executive Officer

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